                                                                     Exhibit 4.1

                  COMMON STOCK                                                                            COMMON STOCK

                     [SEAL]                                                                                   [SEAL]
                                                     [PACKETEER INC LOGO]

THIS CERTIFICATE IS TRANSFERABLE                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR NEW YORK, NY         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                CUSIP 695210 10 4



          THIS CERTIFIES THAT












          IS THE RECORD HOLDER OF


                            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE PER SHARE OF

                                                              PACKETEER, INC.

          transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

                    /s/ David C. Yntema              [PACKETEER, INC. CORPORATE SEAL]               /s/ Craig Elliott
                ---------------------------                                                -------------------------------------
                        SECRETARY                                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                                                                     COUNTERSIGNED AND REGISTERED BY:
                                                                                           BankBoston, N.A.
                                                                                                TRANSFER AGENT AND REGISTRAR

                                                                                     BY       /s/ [Signature Illegible]
                                                                                        ---------------------------------------
                                                                                                   AUTHORIZED SIGNATURE

                                PACKETEER, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                                        UNIF GIFT MIN ACT___________ Custodian __________
     TEN ENT  - no tenants by the entireties                                                    (Cust)               (Minor)
     JT TEN   - as joint tenants with right of                                               under Uniform Gift to Minors
                survivorship and not as tenants                                              Act______________________________
                in common                                                                                   (State)
     COM PROP - as community property                                       UNIF TRF MIN ACT ________ Custodian (until age ___)
                                                                                              (Cust)
                                                                                             __________ under Uniform Transfers
                                                                                              (Minors)
                                                                                             to Minors Act ___________________
                                                                                                                  (State)
                      Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


                                                                      X__________________________________________________

                                                                      X__________________________________________________

                                                     NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                              NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                              PARTICULAR,  WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                              WHATEVER.
Signature(s) Guaranteed


BY ____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE 17Ad-16.

--------------------------------------------------
  AMERICAN BANK NOTE COMPANY    JUNE 16, 1999 fm
  3504 ATLANTIC AVENUE
  SUITE 12                          062281bk
  LONG BEACH, CA 90607
  (562) 989-2333                        NEW
  (FAX) (562) 426-7450
--------------------------------------------------